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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                          Northfield Laboratories Inc.
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                (Name of Registrant as Specified in Its Charter)

                          Northfield Laboratories Inc.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                                                    NORTHFIELD LABORATORIES INC.
                                                 1560 SHERMAN AVENUE, SUITE 1000
                                                             EVANSTON, IL  60201
                                                                  (847) 864-3500
                                                          WWW.NORTHFIELDLABS.COM



AT NORTHFIELD LABORATORIES:                    AT THE FINANCIAL RELATIONS BOARD:
Richard DeWoskin                               Leslie Hunziker
Chief Executive Officer                        General Information
(847) 864-3500                                 (312) 640-6760


FRIDAY, AUGUST 17, 2001


                 NORTHFIELD LABORATORIES SEES NO MERIT IN SUIT
                           TO POSTPONE ANNUAL MEETING

EVANSTON, ILLINOIS, AUGUST 17, 2001 -- NORTHFIELD LABORATORIES INC. (NASDAQ/NMS:
NFLD), a leading developer of an oxygen-carrying blood substitute, today reported that C. Robert Coates, a shareholder of the company, has filed suit in Delaware to delay Northfield's annual meeting of shareholders scheduled for
August 31, 2001.   The Delaware court has set an August 30, 2001, hearing date to consider Coates' suit.

In his complaint, Coates has requested that the annual meeting be postponed to allow additional time for him to solicit shareholder proxies to elect two representatives to the Northfield board. Coates previously delivered letters to Northfield nominating his brother and one other individual for election as directors and, very recently, requesting a list of Northfield's shareholders entitled to vote at the upcoming annual meeting.

Northfield's proxy statement for the annual meeting was mailed to shareholders on August 3, 2001, prior to the date Coates filed his lawsuit and notified Northfield of his intention to nominate directors and solicit proxies for his nominees. Northfield had not received any prior communication from Coates indicating his intention to nominate directors in connection with the upcoming Northfield meeting.

Northfield believes the lawsuit is without merit, and intends to vigorously defend the rights of shareholders to proceed with the annual meeting as originally scheduled.

"To say that we are very surprised that Mr. Coates is taking this action would be an understatement," said Richard DeWoskin, chairman and chief executive officer. "This suit will distract us at a critical time when our attention should be focused on completion of the Biologics License Application for our PolyHeme oxygen-carrying blood substitute product and submission of that application to the FDA."

Shareholders who have not yet signed and returned their proxy cards included with Northfield's proxy statement are requested to do so promptly, so that the annual meeting can proceed as planned once this lawsuit is resolved by the Delaware courts.
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NORTHFIELD LABORATORIES INC.
ADD 1


ABOUT THE COMPANY
Northfield Laboratories, founded in 1985, is a leading developer of an
oxygen-carrying blood substitute.   Its product, PolyHeme, is the only blood
substitute undergoing clinical trials that has been tested at large enough dosages to be considered a substitute for acute blood loss in trauma and surgical settings. As a result of the process used to manufacture the blood substitute, essentially a solution of polymerized hemoglobin, PolyHeme has a longer shelf life than blood, requires no cross matching and does not transmit disease.

CERTAIN INFORMATION CONCERNING PARTICIPANTS
The board of directors of Northfield may be deemed to be participants in the solicitation of proxies referred to in this press release. Information regarding each of Northfield's directors is included in the proxy statement filed by Northfield with the Securities and Exchange Commission on August 3, 2001. If Northfield's annual meeting of shareholders scheduled for August 31, 2001, is postponed, Northfield may file a revised proxy statement or proxy supplement with the Securities and Exchange Commission. Northfield shareholders are urged to read the proxy statement and any revised or supplemental proxy materials carefully when they are available because they contain important information. Northfield's proxy statement is, and any revised or supplemental proxy materials will be, available without charge at the SEC's Internet web site at www.sec.gov. In addition, Northfield will provide copies of its proxy statement and any revised or supplemental proxy materials without charge upon request. Requests for these materials should be directed to Northfield's Corporate Secretary at (847) 864-3500.

Statements in this release that are not strictly historical are "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company's actual results in the future to differ materially from expected results. These risks include, among others: competition from other blood substitute products; the company's ability to obtain regulatory approval to market PolyHeme commercially; the company's and/or its representative's ability to successfully market and sell PolyHeme; the company's ability to manufacture PolyHeme in sufficient quantities; the company's ability to obtain an adequate supply of raw materials; the company's ability to maintain intellectual property protection for its proprietary product and to defend its existing intellectual property rights from challenges by third parties; the availability of capital to finance planned growth; and the extent to which the hospitals and physicians using PolyHeme are able to obtain third-party reimbursement, as described in the company's filings with the Securities and Exchange Commission.